Exhibit 32

Certification of Kevin J. Hunt and Scott Monette pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Kevin J. Hunt, Chief Executive Officer and President of Ralcorp Holdings, Inc. (the “Company”), and I, Scott Monette, Corporate Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. the Annual Report on Form 10-K/A of the Company for the fiscal year ended September 30, 2012 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 28, 2013	By:	/s/ Kevin J. Hunt
Kevin J. Hunt
Chief Executive Officer and President

	By:	/s/ Scott Monette
Scott Monette
Corporate Vice President and Chief Financial Officer